Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarter report of China Digital Communication Group (the "Company") on Form 10-QSB/A for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wu Jiangcheng, Chief Financial Officer of the Company, certify that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2008	/s/ Wu Jiangcheng
Wu Jiangcheng
Chief Financial Officer